EXHIBIT 99.1

U.S. – Korea Framework Advances Deployment of Westinghouse Nuclear Technology in the United States

Framework commits up to $120 billion of Korean investment to support construction of new nuclear reactors in the United States

Builds on strategic partnership between the U.S. Government, Brookfield and Cameco to accelerate the deployment of Westinghouse nuclear technology

NEW YORK, Sept. 30, 2026 (GLOBE NEWSWIRE) -- Brookfield Asset Management (“Brookfield”) today welcomed the new strategic framework agreement between the United States Government (“U.S. Government”) and the Republic of Korea (“Korea”) to support the deployment of Westinghouse technology in the United States (“U.S.”).

The framework agreement commits up to $120 billion of investment by Korea to help finance the construction of eight large nuclear reactors in the U.S., including six Westinghouse AP1000 reactors and two Korean APR1400 reactors which also incorporate Westinghouse technology. The reactors will be deployed on federal sites designated by the U.S. Government, using the capabilities and expertise of companies from both countries.

The framework agreement provides a defined pathway to support the construction of eight new reactors in the U.S., including six Westinghouse AP1000 reactors across three two-unit plants on U.S. federal sites. An additional two APR1400 reactors on U.S. federal sites will also be funded as part of the framework agreement, with Westinghouse benefiting from an upfront payment as well as guaranteed scope of work on the reactors, and a contract to provide fuel-fabrication services. Locating this new generation of reactors on federal sites provides a strategic opportunity to support the buildout of the power and compute infrastructure required to meet growing U.S. energy demand, including from AI.

The framework agreement also provides for a cornerstone equity investment of between 5% and 10% in Westinghouse by Korea, further aligning the parties around the long-term growth and deployment of Westinghouse technology.

Connor Teskey, CEO of Brookfield Asset Management, said: “Today’s announcement underscores why the U.S. is one of the most attractive markets in the world to build new nuclear generation. Bringing together the capabilities of the U.S. and Korea, with Westinghouse’s leading nuclear technology, will mobilize significant capital and accelerate deployment at scale. Brookfield has a long history of investing in the critical infrastructure that underpins the U.S. economy, and we look forward to working with our partners to support the expansion of America’s nuclear industry.”

Dan Sumner, President and Chief Executive Officer of Westinghouse, said: “Today’s announcement marks a defining moment for the future of U.S. nuclear energy and for the longstanding partnership between the United States and the Republic of Korea. The announcement also underscores the strategic importance of Westinghouse in the deployment of nuclear energy – we bring deep engineering expertise, a proven record of nuclear innovation and unmatched experience delivering advanced reactor technology in the U.S. and around the world.”

Building a new generation of U.S. nuclear capacity

Today’s announcement is the next step in the strategic partnership announced in October 2025 between the Department of Commerce, Westinghouse and its shareholders, Brookfield and Cameco, to fund the deployment of at least $80 billion of Westinghouse nuclear reactors in the U.S. on federal sites. This framework and funding commitment is separate and distinct from the Department of Energy’s strategic partnership announced in June 2026, including the $17.5 billion conditional loan funding arrangement to support the purchase of long-lead items. Collectively these frameworks underpin the U.S. commitment to significantly expanding nuclear generation capacity to meet rapidly growing demand for reliable, secure power, from electrification, reindustrialization and the buildout of AI and compute infrastructure.

Terms of the transaction are non-binding and are subject to final negotiations.

About Brookfield Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, energy, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world – including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield's heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit our website at www.brookfield.com.

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Notice to Readers

This press release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this press release include statements referring to the commitment size of the strategic partnership and its expected benefits, the number and type of nuclear reactors to be constructed, the timing and amount of the initial funding, the upfront payment, scope of work and contracts provided to Westinghouse, and the Republic of Korea’s equity investment in Westinghouse.

Although Brookfield believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, certain factors, risks and uncertainties, which are described from time to time in our documents filed with the securities regulators in the United States and Canada, not presently known to Brookfield or that that Brookfield currently believes are not material, could cause actual results or events to differ materially from those contemplated or implied by forward-looking statements.

Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to Brookfield as of the date of this press release. Except as required by law, Brookfield undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.